UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2026 (March 30, 2026)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Conversion Agreement

On March 30, 2026, Veea Inc., a Delaware corporation (the “Company”), entered into a Note Conversion Agreement (the “Note Conversion Agreement”) with NLabs Inc. (“NLabs”), a Delaware corporation and an affiliate of Allen Salmasi, the Chief Executive Officer and Chairman of the board of directors of the Company, pursuant to which NLabs agreed that the principal and accrued interest under certain promissory notes evidencing loans made by NLabs to the Company (the “Demand Notes”) shall convert into shares of Series A preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock”) at a per share value of $100.00 (the “Per Share Price”) as soon as practicable thereafter but no later than one business day following the execution of the Note Conversion Agreement. On March 30, 2026, the Demand Notes having an aggregate of $16,876,400 in principal and accrued interest were converted into 168,764 shares of Preferred Stock.

Under the terms of the Note Conversion Agreement, NLabs is entitled to certain registration rights with respect to the shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) issuable upon conversion of the Preferred Stock.

The foregoing summary of the Note Conversion Agreement is not complete and is qualified in its entirety by reference to the full text of the Note Conversion Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the issuance of the shares of Preferred Stock, on March 30, 2026, the Company filed a Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to designate Series A Convertible Preferred Stock. Each share of Preferred Stock is entitled to vote on an as converted basis along with the Common Stock, and holders of Preferred Stock are entitled to receive dividends that are economically equivalent to any dividends declared with respect to the Common Stock Each share of Preferred Stock is convertible into Common Stock at the option of NLabs in an amount equal to the Per Share Price (as adjusted for certain stock splits) divided by $0.503. The foregoing is only a brief description of the material terms of the Certificate of Designation and does not purport to be a complete description of the rights and obligations thereunder. Such description is qualified in its entirety by reference to the Certificate of Designation, which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

Conversion Agreement

On March 30, 2026, the Company, entered into a Conversion Agreement (the “Conversion Agreement”) with VeeaSystems Inc., a Delaware corporation (“VeeaSystems”), NLabs, and (iii) 83rd Street LLC, a Delaware limited liability company (“83rd Street”), pursuant to which (i) NLabs agreed that base rent and common area maintenance charges under that certain Sublease Agreement, dated as of March 1, 2014, covering a portion of the premises located at 164 E 83rd Street (as amended through the date hereof, the “Sublease”) in the aggregate amount of $2,000,000 (the “164 Rent”) that remained unpaid to NLabs as of the date thereof and (ii) 83rd Street that base rent under that certain Lease Agreement, dated as of April 1, 2017, covering the entirety of the premises located at 166 E 83rd Street (as amended through the date hereof, the “Lease”) in the aggregate amount of $2,323,600 (the “166 Rent”) that remained unpaid to 83rd Street as of the date thereof, in each case, shall convert into shares of Preferred Stock at the Per Share Price as soon as practicable thereafter but no later than one business day following the execution of the Conversion Agreement. On March 30, 2026, the Rent and Fees having an aggregate of $4,323,600 were converted into 43,236 shares of Preferred Stock.

The conversion of the Demand Notes, 164 Rent and 166 Rent was completed in connection with the Company’s application to transfer its listing to The Nasdaq Capital Market (as further described in Item 3.01 below), to ensure the Company’s compliance with the listing requirements of The Nasdaq Capital Market.

The foregoing summary of the Conversion Agreement is not complete and is qualified in its entirety by reference to the full text of the Conversion Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Upon the conversion of the Demand Notes, the 164 Rent and the 166 Rent to shares of Preferred Stock, the Company will have at least $5,000,000 in its stockholders’ equity.

First Amendatory Agreement to the Demand Notes

On March 30, 2026, in connection with the execution of the Note Conversion Agreement and in consideration of NLabs’s entering into the Note Conversion Agreement, the Company and NLabs entered into the No. 1 Amendatory Agreement to the Demand Notes (the “Note Amendment Agreement”), pursuant to which (i) the face amount of each Demand Note was amended to adjust such face amount to equal the “Adjusted Face Amount” of such Demand Note reflected on Schedule I thereof and (ii) the Company shall issue to NLabs a warrant to purchase 33,551,486 shares of the Common Stock at an exercise price of $0.503 per share (the “Common Warrant”).

The foregoing summaries of the Note Amendment Agreement and Common Warrant are not complete and are qualified in their entirety by reference to the full text of the Note Amendment Agreement and Warrant, copies of which are attached hereto as Exhibits 10.3 and 4.1 and are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 29, 2025, the Company received a notice from Nasdaq Listing Qualifications department (the “Nasdaq Staff”) notifying the Company that, (i) based on the market value of publicly held shares for the previous 30 consecutive business days, the listing of the Company’s listed securities was not in compliance with Nasdaq Listing Rule 5450(b)(2)(C) to maintain a minimum market value of publicly held shares of $15,000,000 (the “MVPHS Rule”); (ii) for at least 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $50 million minimum requirement for continued inclusion on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”); and (iii) because the closing bid price for the Common Stock has fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Lising Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until March 30, 2026, to regain compliance with the Minimum Bid Price Requirement, subject to extension. Pursuant to Nasdaq Listing Rule 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until March 30, 2026, to regain compliance with the MVPHS Rule. Pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a period of 180 calendar days, or until March 30, 2026, to regain compliance with the MVLS Requirement.

In response, on March 27, 2026, the Company submitted an application to transfer the listing of its listed securities from The Nasdaq Global Market to The Nasdaq Capital Market. In connection with the submission to transfer the Company’s listing, the Company has requested a second period of 180 calendar days, or until September 30, 2026, to regain compliance with the Minimum Bid Price Requirement for continued listing.

The transfer of the Company’s listing to The Nasdaq Capital Market is not expected to have any immediate effect on trading in shares of Common Stock and publicly traded warrants (the “Public Warrants”). The Common Stock and Public Warrants will continue to trade uninterruptedly under the symbol “VEEA” and “VEEAW”, respectively. The Nasdaq Capital Market operates in substantially the same manner as The Nasdaq Global Market, and companies on The Nasdaq Capital Market must meet certain financial and corporate governance requirements to qualify for continued listing.

Item 3.02. Unregistered Sale of Equity Securities

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of NLabs in each of the Note Conversion Agreement and Conversion Agreement, the issuance of the shares of Preferred Stock pursuant to the Note Conversion Agreement and Conversion Agreement and the issuance of the Common Warrant to NLabs were made in transactions exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws.

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
3.1	Amended and Restated Certificate of Incorporation of the Company (incorporation by reference to Exhibit 3.1 of the Form 8-K filed with the Commission on September 24, 2024)
3.2*	Certificate of Designation of Series A Convertible Preferred Stock
4.1*	Form of Common Warrant
10.1*	Note Conversion Agreement, dated March 30, 2026, by and between the Company and NLabs Inc.
10.2*	Conversion Agreement, dated March 30, 2026, by and among the Company, NLabs Inc., and 83rd Street LLC.
10.3*	First Amendatory Agreement to Demand Notes, dated March 30, 2026, by and between the Company and NLabs Inc.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: April 2, 2026	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

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